EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Meritage Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven
J. Hilton, Co-Chief Executive Officer of the Company certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(1) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        MERITAGE CORPORATION,
                                        a Maryland Corporation


                                        By: /s/ STEVEN J. HILTON
                                            ------------------------------------
                                            Steven J. Hilton
                                            Co-Chief Executive Officer

                                        Date: May 13, 2003